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                                                                  EXHIBIT 10.(b)

                                  CONSENT OF
                                  ----------
                             MAYER, BROWN & PLATT
                             --------------------

        We hereby consent to the reference to our firm under the caption "Legal Matters" in the Prospectus comprising a part of Post-Effective Amendment No. 5 to the Form N-4 Registration Statement of Security Life Separate Account A1 with respect to the Exchequer Variable Annuity, File Nos. 33-78444 and 811-8196.




                                        /s/ Mayer Brown & Platt

                                            MAYER BROWN & PLATT

Washington, D.C.
December 18, 1997